UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported)  November 01, 2005
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MacDermid, Incorporated
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(Exact name of registrant as specified in its charter)

Connecticut 1-13889 06-0435750
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(State or other jurisdiction     (Commission  (I.R.S. Employer
of incorporation )         File Number)     Identification No.)

245 Freight Street, Waterbury, Connecticut   06702
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:         (203) 575-5700

                                                                None
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(Former name, former address and former fiscal year, if changed since last report)

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 01, 2005  MacDermid, Inc. issued a press release setting forth its earnings for the third fiscal quarter of 2005 ended September 30, 2005. A copy of its press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Pursuant to instruction B.6 of Form 8-K, the information contained in this report shall not be deemed to be "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No. Description

99.1        Press release, dated November 01, 2005, issued by MacDermid, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MacDermid, Incorporated
(Registrant)

Date: November 01, 2005 /s/ Gregory M. Bolingbroke
                Senior Vice President, Finance